Exhibit 10.32

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THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

          THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of June 4, 2004, by and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and WELLS FARGO FOOTHILL, INC., a California corporation, formerly known as Foothill Capital Corporation, as administrative agent for the Lenders (“Agent”), and, on the other hand, GXS HOLDINGS, INC., a Delaware corporation (“Parent”), and GXS CORPORATION, a Delaware corporation (“Borrower”), with reference to the following facts:

          WHEREAS, Borrower, Parent, the Lenders, and Agent are party to that certain Loan and Security Agreement, dated as of March 21, 2003 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, including hereby, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations to Borrower;

          WHEREAS, Borrower has requested certain amendments to the Loan Agreement;

          WHEREAS, the Lender Group has agreed, subject to and in accordance with the terms and conditions set forth herein, to amend the Loan Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and upon the terms and conditions set forth herein, the parties hereby agree as follows:

     SECTION 1. RELATION TO THE LOAN AGREEMENT; DEFINITIONS.

          1.1 Relation to Loan Agreement. This Amendment constitutes an integral part of the Loan Agreement and shall be deemed to be a Loan Document for all purposes. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement,” “thereunder,” “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

          1.2 Capitalized Terms. For all purposes of this Amendment, capitalized terms used herein without definition shall have the meanings specified in the Loan Agreement.

     SECTION 2. AMENDMENTS TO LOAN AGREEMENT.

          2.1 Amendments to Section 1.1. Section 1.1 of the Loan Agreement is hereby amended by:

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               (a) Adding the following new definitions in alphabetical order:

          “Permitted [* * *]1 Indebtedness” means (a) Indebtedness in an aggregate principal amount not in excess of [* * *]2, approximately [* * *]3 of which is subordinated to the Obligations and which may be secured by a third priority Lien on the Collateral and approximately [* * *]4 of which is subordinated to the Obligations and is unsecured, the proceeds of which are used to finance (i) [* * *]5 and (ii) working capital of Borrower and its Subsidiaries, such Indebtedness to have a maturity date at least 6 months later than the Maturity Date and to have covenants substantially no less favorable to Borrower than the Senior Notes unless otherwise agreed by Agent and (b) any Permitted Refinancing Indebtedness of such Indebtedness.

          [* * *]6

          [* * *]7

               (b) Amending the definition of “EBITDA” by restating clause (i) as follows and by adding the following new clause (j) immediately after clause (i):

          (i) with respect to any measurement period including any portion of 2004, 2005, or 2006, the Permitted 2004/2005/2006 Restructuring Add-Back Amount; and

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          (j) [* * *]8;

               (c) Amending the definition of “Permitted Investment” by adding “; and” immediately at the end of clause (p) and by adding the following new clause (q) immediately after clause (p):

          (q) [* * *]9 so long as (i) no Default or Event of Default has occurred and is continuing at the time [* * *]10 or results therefrom, (ii) the incurrence of the Permitted [* * *]11 Indebtedness and the granting of Liens securing a portion thereof are subject to subordination and intercreditor agreements reasonably satisfactory to Agent; provided that Agent agrees that intercreditor agreements on substantially the same terms as the Intercreditor Agreement shall be deemed satisfactory to it, (iii) unless [* * *]12, (iv) unless [* * *]13.

               (d) Amending the definition of “Permitted Liens” by adding “; and” immediately at the end of clause (u) and by adding the following new clause (v) immediately after clause (u):

          (v) third priority Liens securing no more than [* * *]14 of the Permitted [* * *]15 Indebtedness so long as the holders of such Liens execute and deliver

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to Agent an intercreditor agreement in form and substance reasonably satisfactory to Agent; provided that Agent agrees that an intercreditor agreement on substantially the same terms as the Intercreditor Agreement shall be deemed satisfactory to it.

               (e) Amending and restating the definition of “Permitted 2004/2005 Restructuring Add-Back Amount” in its entirety as follows:

          “Permitted 2004/2005/2006 Restructuring Add-Back Amount” means an amount equal to the actual restructuring costs and expenses of Parent and its Subsidiaries which accrue during Parent’s 2004 fiscal year, 2005 fiscal year, or 2006 fiscal year in an aggregate amount not in excess of $44,000,000; provided that if [* * *]16, the Permitted 2004/2005/2006 Restructuring Add-Back Amount shall be automatically increased to [* * * ]17.

          2.2 Amendments to Section 2.2(d). Section 2.2(d) of the Loan Agreement is hereby amended by:

               (a) Restating the first parenthetical to read as follows:

          (other than Indebtedness incurred hereunder, Permitted Purchase Money Indebtedness, Indebtedness constituting a Permitted Investment or Permitted [* * *]18 Indebtedness)

               (b) Restating the second parenthetical to read in full as follows:

          (other than to Borrower or any Guarantor or pursuant to options, warrants, or stock option or employee incentive plans (or any successor plans) listed on Schedule 5.8(b) hereto or to the extent the Net Securities Proceeds therefrom are used to [* * *]19)

          2.3 Amendment to Section 7.1. Section 7.1 of the Loan Agreement is hereby amended by adding “; and” immediately at the end of clause (k) and be adding the following new clause (l) immediately after clause (k):

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          (l) the incurrence by Borrower and the Guarantors of Permitted [* * *]20 Indebtedness and related guaranties.

          2.4 Amendment to Section 7.7(b). Section 7.7(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

          (b) Except in connection with a refinancing resulting in Permitted Refinancing Indebtedness or pursuant to an amendment to any document governing the Senior Notes or the Senior Subordinated Notes solely to the extent (i) such amendment is more favorable to Borrower and its Subsidiaries and is not otherwise adverse to the interests of the Lenders or (ii) such amendment, in the case of the Senior Subordinated Notes, extends the period during which Borrower is prohibited from prepaying or redeeming the Senior Subordinated Notes, directly or indirectly, amend, modify, alter, increase, or change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning any material Indebtedness of Parent or its Subsidiaries for borrowed money; provided that Intercompany Advances permitted hereunder may be cancelled or prepaid in consideration of the cancellation of outstanding offsetting Intercompany Advances or intercompany payable or receiveable amounts incurred in the ordinary course of business so long as such cancellation or prepayment does not result in the payment of cash by Borrower or any Guarantor to any Foreign Subsidiary.”

          2.5 Amendment to Section 7.10. Section 7.10 of the Loan Agreement is hereby amended by adding “; and” immediately at the end of clause (vii) and by adding the following new clause (viii) immediately after clause (vii):

          (viii) make payments on account of fees payable to the holders of the Senior Notes and the Senior Subordinated Notes in connection with amendments and consents relating to [* * *]21.

          2.6 Amendment to Section 7.18. Section 7.18 of the Loan Agreement is hereby amended by restating clause (2) in its entirety as follows:

          (2) the Indenture, the Senior Notes, the Loan Documents and agreements governing the Permitted [* * *]22 Indebtedness;

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          2.7 Amendments to Section 7.22. Section 7.22 of the Loan Agreement is hereby amended and restated in its entirety as follows:

          7.22 Financial Covenants.

          “(a) Fail to maintain or achieve:

          (i) Minimum EBITDA. EBITDA, measured on a fiscal quarter-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto.

Applicable Amount	Applicable Period
For the 12 month period
$62,500,000	ending on March 31, 2004
For the 12 month period
$62,500,000	ending on June 30, 2004
For the 12 month period
$62,500,000	ending on September 30, 2004
For the 12 month period
$62,500,000	ending on December 31, 2004
For the 12 month period
$75,000,000	ending on March 31, 2005
For the 12 month period
$85,000,000	ending on June 30, 2005
For the 12 month period
$90,000,000 [* * *][23]	ending on September 30, 2005
For the 12 month period ending
$100,000,000 [* * *][24]	on December 31, 2005

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Applicable Amount	Applicable Period
$105,000,000 [* * *][25]	For the 12 month period ending
on March 31, 2006
$110,000,000 [* * *][26]	For the 12 month period ending
on June 30, 2006
$115,000,000 [* * *][27]	For the 12 month period ending
on September 30, 2006 and for each
12 month period ending on the
last day any fiscal quarter of
Borrower thereafter

          (ii) Maximum Senior Debt to EBITDA Ratio. Senior Debt to EBITDA Ratio of not more than the maximum amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Ratio	Applicable Period
3.30:1.00	For the 12 month period
ending on March 31, 2004
3.30:1.00	For the 12 month period
ending on June 30, 2004
3.30:1.00	For the 12 month period
ending on September 30, 2004
3.30:1.00	For the 12 month period
ending on December 31, 2004

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Applicable Ratio	Applicable Period
3.55:1.00 [* * *][28]	For the 12 month period
ending on March 31, 2005
3.15:1.00 [* * *][29]	For the 12 month period
ending on June 30, 2005
2.95:1.00 [* * *][30]	For the 12 month period
ending on September 30, 2005
2.65:1.00 [* * *][31]	For the 12 month period
ending on December 31, 2005
2.30:1.00 [* * *][32]	For the 12 month period ending
on March 31, 2006 and for each
12 month period ending on the
last day any fiscal quarter of
Borrower thereafter

          (b) Make:

          (i) Capital Expenditures. Capital Expenditures in excess of $49,500,000 during any fiscal year of Borrower.

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     SECTION 3. REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENTS.

          3.1 Representations.

               Parent and Borrower each hereby represents and warrants to Agent and Lenders that:

               (a) It has the requisite power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents to which it is a party. The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is a party (i) have been duly approved by all necessary action and no other proceedings are necessary to consummate such transactions; and (ii) are not in contravention of (A) any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority binding on it, (B) the terms of its organizational documents, or (C) any provision of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

               (b) This Amendment has been duly executed and delivered by Parent and Borrower. This Amendment and each Loan Document to which Parent or Borrower is party are the legal, valid and binding obligation of Parent or Borrower (as applicable), enforceable against such Person in accordance with its terms, and is in full force and effect except as such validity and enforceability is limited by the laws of insolvency and bankruptcy, laws affecting creditors’ rights and principles of equity applicable hereto;

               (c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Borrower, any Guarantor or any member of the Lender Group;

               (d) No Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

               (e) The representations and warranties in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

     SECTION 4. MISCELLANEOUS.

          4.1 [* * *]33Consent and Restructuring Fee. In consideration for the accommodations provided in this Amendment, on the date that [* * *]34, Borrower shall pay to

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Agent, for the benefit of the Lenders who are parties to this Amendment in accordance with their respective Pro-Rata Shares, a fee in the amount of $250,000, which fee shall be fully earned and non-refundable on such date.

          4.2 Conditions to Effectiveness. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

               (a) The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

               (b) Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit A, duly executed and delivered by each Guarantor;

               (c) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

               (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, any Guarantor, or the Lender Group.

          4.3 Entire Amendment; Effect of Amendment. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof. The amendments and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

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          4.4 Counterparts; Telefacsimile. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

          4.5 Fees, Costs and Expenses. Borrower agrees to pay on demand all reasonable fees, costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to their rights and responsibilities hereunder and thereunder.

          4.6 Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

          4.7 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          4.8 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES.

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          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

GXS CORPORATION,
a Delaware corporation

By:	/s/ John Soenksen

Title: Chief Financial Officer

GXS HOLDINGS, INC.,
a Delaware corporation

By:	/s/ John Soenksen

Name: John Soenksen
Title: Chief Financial Officer

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WELLS FARGO FOOTHILL, INC.,
a California corporation, as Agent and as a Lender

By:	/s/ Kurt Duerfeldt

Name: Kurt Duerfeldt
Title: SVP

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CREDIT SUISSE FIRST BOSTON, ACTING
THROUGH ITS CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Bill O’Daly

Title: Director

By:	/s/ Doreen B. Welch

Title: Associate

[signature page continues]

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ABLECO FINANCE LLC,
a Delaware limited liability company, on behalf of itself and its Affiliate assigns, as Lenders

By:	/s/ Kevin Genda

Title:	SVP, Chief Credit Officer

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GOLDENTREE LOAN OPPORTUNITIES I, LIMITED,
as a Lender

By:	GoldenTree Asset Management, LP, its general partner

	By:	/s/ Fred Haddad

Name: Fred Haddad
Title:

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GOLDENTREE HIGH YIELD OPPORTUNITIES I, L.P.,
as a Lender

By:	GoldenTree Asset Management, LP,
its general partner

	By:	/s/ Fred Haddad

Name: Fred Haddad
Title:

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GOLDENTREE HIGH YIELD OPPORTUNITIES II, L.P.,
as a Lender

By:	GoldenTree Asset Management, LP,
its general partner

	By:	/s/ Fred Haddad

Name: Fred Haddad
Title:

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GOLDENTREE LOAN OPPORTUNITIES I, LIMITED,
as a Lender

By:	GoldenTree Asset Management, LP,
its general partner
	By:	/s/ Fred Haddad

Name: Fred Haddad
Title:

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1888 FUND LTD.,
as a Lender

By:	Guggenheim Investment Management, LLC,
as its Collateral Manager

	By:	/s/ Kaitlin Trinh

Name: Kaitlin Trinh
Title: Vice President

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MAGMA CDO LTD.,
as a Lender

By:	/s/ Kaitlin Trinh

Name: Kaitlin Trinh
Title: Vice President

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CANYON CAPITAL CDO 2001-1 LTD,
as a Lender

By:	Canyon Capital Advisors LLC,
a Delaware limited liability company, its Collateral Manager

	By:	/s/ R. Christian B. Evensen

Name: R. Christian B. Evensen
Title: Managing Director